UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2020

GraniteShares Platinum Trust

(Exact name of registrant as specified in its charter)

New York	001-38349	82-6644954
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o GraniteShares LLC

205 Hudson Street

7th Floor

New York, NY 10013

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 876-5096

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares	PLTM	NYSE Arca, Inc.

ITEM 8.01. OTHER EVENTS

On December 21, 2020, the Securities and Exchange Commission (the “Commission”) declared effective a post-effective amendment to the GraniteShares Platinum Trust’s (the “Trust) registration statement on Form S-1 (333-221325) that was filed by the Trust on December 18, 2020. The Trust previously announced in a current report on Form 8-K that was filed on December 14, 2020 (the “December 14 Form 8-K”), that it had suspended the ability of the Trust’s Authorized Purchasers to purchase new creation baskets until such time as the Commission declared the post-effective amendment to be effective. As indicated in the December 14 Form 8-K, the Trust is issuing this current report on Form 8-K to announce the effectiveness of the above-mentioned post-effective amendment, as well as to announce the Trust’s ability to resume offering Creation Baskets to its Authorized Purchasers as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned in the capacities thereunto duly authorized.

GraniteShares Platinum Trust

	By:	GraniteShares LLC, its sponsor

Date: December 21, 2020	By:	/s/ William Rhind
	Name:	William Rhind
	Title:	CEO and CFO